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                                                                   Exhibit 10.3

                                  ADDENDUM VII
                                       TO
                         SPRINT PCS MANAGEMENT AGREEMENT


Manager:        iPCS WIRELESS, INC.  (f/k/a Illinois PCS, L.L.C.)

Service Area
BTAs:           Bloomington, IL                                     BTA # 46
                Champaign-Urbana, IL                                BTA # 71
                Clinton, IA-Sterling, IL                            BTA # 86
                Danville, IL                                        BTA # 103
                Davenport, IA-Moline, IL                            BTA # 105
                Decatur-Effingham, IL                               BTA # 109
                Galesburg, IL                                       BTA # 161
                Jacksonville, IL                                    BTA # 213
                Kankakee, IL                                        BTA # 225
                LaSalle-Peru-Ottawa-Streator, IL                    BTA # 243
                Mattoon, IL                                         BTA # 286
                Mt. Vernon-Centralia, IL                            BTA # 308
                Peoria, IL                                          BTA # 344
                St. Louis, MO (partial)                             BTA # 394
                Springfield, IL                                     BTA # 426
                Grand Island-Kearney, NE                            BTA # 167
                Hastings, NE                                        BTA # 185
                Lincoln, NE (partial)                               BTA # 256
                Norfolk, NE                                         BTA # 323
                Omaha, NE (partial)                                 BTA # 332
                Burlington, IA                                      BTA # 61
                Des Moines, IA (partial)                            BTA # 111
                Dubuque, IA                                         BTA # 118
                Fort Dodge, IA                                      BTA # 150
                Marshalltown, IA                                    BTA # 283
                Mason City, IA                                      BTA # 285
                Ottumwa, IA                                         BTA # 337
                Waterloo-Cedar Falls, IA                            BTA # 462
                Battle Creek, MI (partial)                          BTA # 33
                Grand Rapids, MI                                    BTA # 169
                Lansing, MI (partial)                               BTA # 241
                Mount Pleasant, MI                                  BTA # 307
                Muskegon, MI                                        BTA # 310
                Saginaw-Bay City, MI                                BTA # 390
                Traverse City, MI                                   BTA # 446
                Cedar Rapids, IA                                    BTA # 70
                Iowa City, IA                                       BTA # 205

     This Addendum VII (this "Addendum"), dated as of August 26, 2002, contains certain additional and supplemental terms and provisions of that certain Sprint PCS Management Agreement entered into as of January 22, 1999, by the same parties as this Addendum, which Management Agreement, as amended by various

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addenda to date (the Sprint PCS Management Agreement, as amended to date, the
"Management Agreement").

     The terms and provisions of this Addendum control, supersede and amend any conflicting terms and provisions contained in the Management Agreement. Except for express modifications made in this Addendum, the Management Agreement continues in full force and effect. Capitalized terms used and not otherwise defined in this Addendum have the meanings ascribed to them in the Management Agreement. Section and Exhibit references are to Sections and Exhibits of the Management Agreement unless otherwise noted.

     The Management Agreement is modified as follows:

     1. Change in Spectrum Range. WirelessCo and SprintCom are negotiating with AT&T Wireless PCS, LLC ("AWE") regarding a licensed spectrum swap (the "Proposed Transaction"), a portion of which includes WirelessCo giving 10 MHz (the 1880 to 1885 to 1960 to 1965 frequency ranges) in the Waterloo-Cedar Falls, Iowa BTA (BTA No. 462) (the "Waterloo Spectrum") to AWE in exchange for AWE giving 10 MHz (the 1860 to 1865 and 1940 to 1945 frequency ranges) in the Champaign-Urbana, Illinois (BTA No. 71) (the "Champaign Spectrum") to WirelessCo. If Sprint PCS provides written notice to Manager that the Proposed Transaction has been consummated, then (i) Manager will no longer have the right to use the Waterloo Spectrum, (ii) Manager may use the Champaign Spectrum, and (iii) all Sections of this Addendum will be in full force and effect without further action on the part of any party to this Addendum.

     2. Build-out Schedule. Manager's network build-out for the Champaign Spectrum must comply with the Federal Communications Commission's build-out requirements set forth in 47 C.F.R. 24.203 and 24.714(f), as in effect on the required date for compliance with such requirements.

     3. Microwave Relocation. Manager will reimburse Sprint PCS for all costs associated with Sprint PCS' clearing of interfering microwave sources in the Champaign Spectrum.

     4. Disaggregation. Manager will complete the retuning and disaggregation (the "Disaggregation") of its Service Area Network in the Waterloo-Cedar Falls, Iowa BTA from 30 MHz to 20 MHz within 90 days after the FCC approves the Proposed Transaction (the "Completion Period"). If Manager does not complete the Disaggregation within the Completion Period, the indemnification obligations of Manager to Sprint PCS and Sprint set forth in Article 13 of the Management Agreement will apply for any and all claims resulting from Manager's failure to complete the Disaggregation by the end of the Completion Period.

     5. Consideration. Each of Sprint PCS, WirelessCo and Manager believe that the Proposed Transaction will further their respective business interests and no other consideration is required to consummate the agreements set forth in this Addendum.

     6. Expenses. Each of Sprint PCS, WirelessCo, and Manager will bear its own costs and expenses incurred in connection with the Proposed Transaction (other than microwave relocation costs incurred by Sprint PCS, which will be borne as described in paragraph 3 of this Addendum), including, without limitation, the negotiation and preparation of this Addendum and the definitive addendum evidencing the change in licensed spectrum.

     7. Right to Terminate. If the Proposed Transaction has not been consummated by the close of business on June 30, 2003, Manager may give written notice to Sprint PCS of Manager's termination of this Addendum. Such termination will be effective upon receipt by Sprint PCS.

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     8. Counterparts. This Addendum may be signed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.


     IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their respective authorized officers as of the date and year first above written.

                                           Sprint Spectrum L.P.


                                           By:/s/ Thomas M. Mateer
                                              --------------------
                                           Thomas E. Mateer
                                           Vice President - Affiliations

                                           WirelessCo, L.P.


                                           By:/s/ Thomas M. Mateer
                                              --------------------
                                           Thomas E. Mateer
                                           Vice President - Affiliations

                                           SprintCom, Inc.


                                           By:/s/ Thomas M. Mateer
                                              ---------------------
                                           Thomas E. Mateer
                                           Vice President - Affiliations

                                           Sprint Communications Company L.P.


                                           By:/s/ Mike Goff
                                              ---------------------------
                                           Name: Mike Goff
                                           Title: VP-Corporate Brand Management

                                           iPCS Wireless, Inc.


                                           By: /s/ Thomas M. Dougherty
                                              --------------------------
                                           Name: Thomas M. Dougherty
                                           Title: President & CEO